UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 24, 2013

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-902-1001

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On April 24, 2013, Insight Direct (U.K.) Limited (the "Company") and Stuart A. Fenton, President, EMEA, entered into a Release and Transition Agreement (the "Transition Agreement"). The Transition Agreement provides for (i) the continuation of Mr. Fenton's employment as President, EMEA through December 31, 2013 at his current base salary and eligible for 2013 bonus and (ii) his continued employment on strategic projects at the direction of the CEO of Insight Enterprises, Inc. ("Insight") through March 31, 2014 (the "Separation Date") at a monthly rate of GBP 10,000. In the event that Insight has not appointed a replacement for Mr. Fenton by December 31, 2013, Insight may retain Mr. Fenton in his role as President, EMEA through his Separation Date, and, in that event, Mr. Fenton would be paid at his current base salary for such extended period of service as President, EMEA.

Following the Separation Date, the Company will make a lump sum payment to Mr. Fenton equal to two times his base salary plus the greater of (i) GBP 30,701 or (ii) the incentive compensation paid to him under incentive compensation plans in which he participates in 2013. Mr. Fenton will continue to participate in insurance plans through his Separation Date and for a period expiring on the earlier of (x) 24 months after the Separation Date or (y) becoming eligible for substantially similar benefits.

The Transition Agreement also includes a general release and waiver of all claims and contemplates entry into a further compromise agreement on the Separation Date to confirm the arrangements in the Transition Agreement and to revise the Transition Agreement only to reflect the end of employment.

The foregoing description of the terms of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Release and Transition Agreement dated April 24, 2013 between Insight Direct (U.K.) Limited and Stuart A. Fenton.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

April 25, 2013	By:	Steven R. Andrews

Name: Steven R. Andrews
Title: General Counsel, Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Release and Transition Agreement dated April 24, 2013 between Insight Direct (U.K.) Limited and Stuart A. Fenton.